UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2020

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2020, The Dayton Power and Light Company (“DP&L”), a subsidiary of DPL Inc. (“DPL”) and The AES Corporation (“AES”), entered into a Stipulation and Recommendation with the staff of the Public Utilities Commission of Ohio (“PUCO”) and various customers, and organizations representing customers of DP&L and certain other parties (the “Settlement”) with respect to, among other matters, DP&L’s applications pending at the PUCO for (i) approval of DP&L’s plan to modernize its distribution grid (the “Smart Grid Plan”), (ii) findings that DP&L passed the significantly excessive earnings regulatory test (“SEET”) for 2018 and 2019, and (iii) findings that DP&L’s current electric security plan (“ESP 1”) satisfies the SEET and the more favorable in the aggregate (“MFA”) regulatory test. The Settlement is subject to, and conditioned upon, approval by the PUCO. The Settlement would provide, among other items, for the following:

•Approval of the Smart Grid Plan outlined in the Smart Grid Plan application filed by DP&L with the PUCO, as modified by the terms of the Settlement, including, subject to offsetting operational benefits and certain other conditions, a return on and recovery of up to $249.0 million of Smart Grid Plan Phase 1 capital investments and recovery of operational and maintenance expenses through DP&L’s existing Infrastructure Investment Rider (“IIR”) for a term of four years, under an aggregate cap of $267.6 million on the amount of such investments and expenses that is recoverable, and an acknowledgement that DP&L may file a subsequent application with the PUCO within three years seeking approvals for Phase 2 of the Smart Grid Plan.

•A commitment by DP&L to invest in a Customer Information System and supporting technologies during Phase 1 of the Smart Grid Plan, with DP&L recovering a return on and of prudently incurred capital investments and operational and maintenance expenses, including deferred operational and maintenance expense amounts, in a future rate case.

•A determination that DP&L’s ESP 1 satisfies the prospective SEET and the MFA regulatory test.

•A recommendation by parties to the Settlement that the PUCO also finds that DP&L satisfies the retroactive SEET for 2018 and 2019.

•A commitment by DP&L to file an application with the PUCO no later than October 1, 2023 for a new electric security plan that does not seek to implement certain nonbypassable charges, including those related to provider of last resort risks, stability, or financial integrity.

•DP&L shareholder funding, in an aggregate amount of approximately $30.0 million over four years, for certain economic development discounts, incentives, and grants to certain commercial and industrial customers, including hospitals and manufacturers, assistance for low-income customers as well as the residents and businesses of the City of Dayton, and promotion of solar and resiliency development within DP&L’s service territory.

The foregoing description of the Settlement is qualified in its entirety by reference to the Settlement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. DP&L’s Smart Grid Plan docket, which includes a copy of the Settlement and a copy of the Smart Grid Plan filed by DP&L, is available at the website of the PUCO at www.puco.ohio.gov by searching Case No. 18-1875-EL-GRD. The information on the website of the PUCO is not incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Stipulation and Recommendation dated October 23, 2020

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, but are not limited to, return on and recovery of costs and expenses, the making of regulatory applications and filings, investments in and implementation of equipment, systems and technologies, funding plans, strategic objectives, business prospects, anticipated economic performance and financial condition, management’s expectations and other similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions. These assumptions include, but are not limited to, timing of events, accurate projections of market conditions and regulatory rates, future interest rates, continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and DP&L’s 2019 Annual Report on Form 10-K and 2020 Quarterly Reports on 10-Q. Readers are encouraged to read DPL’s and DP&L’s filings to learn more about the risk factors associated with DPL’s and DP&L’s businesses. DPL and DP&L undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of DPL or DP&L’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting DPL’s website at www.dplinc.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: 10/23/2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: 10/23/2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary